Exhibit 10.13.3
EXECUTION COPY

INVESTMENT NUMBER 11740
AMENDMENT AGREEMENT NO.2 TO
LOAN AGREEMENT DATED APRIL 11, 2003
between
AGUAS DE PANAMA S.A.
and
INTERNATIONAL FINANCE CORPORATION
Dated as of October 28, 2003

AMENDMENT AGREEMENT NO. 2 TO
LOAN AGREEMENT DATED APRIL 11, 2003
     This AMENDMENT AGREEMENT No. 2 (this “Amendment”), dated as of October 28, 2003, is made between AGUAS DE PANAMA S.A., a sociedad anonima organized and existing under the laws of the Republic of Panama (the “Borrower”) and INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries including the Republic of Panama (“IFC”).
     WHEREAS:
     (A) IFC and the Borrower entered into a Loan Agreement dated April 11, 2003, as amended by Amendment and Waiver Agreement No. 1 to Loan Agreement Dated April 11, 2003 dated June 27, 2003 (the “Loan Agreement”) pursuant to which, IFC has agreed, inter alia, subject to the terms and conditions set forth therein, to make a loan (the “Loan”) to the Borrower, consisting of, the “A Loan” and the “B Loan,” in the amounts, for the purpose and on the terms and conditions set forth therein;
     (B) IFC and the Borrower desire to amend the Loan Agreement as set forth herein;
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
Definitions
     Section 1.01. For purposes of this Amendment, capitalized terms used, but not otherwise defined, herein shall have the meanings assigned to them in the Loan Agreement, and the principles of interpretation set forth in the Loan Agreement shall apply.
ARTICLE II
Amendment
     Section 2.01 Section 1.01 (General Definitions) of the Loan Agreement is hereby amended by deleting subsection (iv) of the definition of “ASSA Subordination Agreement” and substituting the following:
     “(iv) irrevocably assigns the rights it has pursuant to the performance or payment bonds to take over the Concession Contract if and when payments under any performance or payment bond are made by it, except with regards to Insurance Bond No. 85B51817 issued in favor of IDAAN/Contraloria General de la Republica, for which Insurance Bond IFC shall have forty-five (45) days, counted from the date on which IDAAN notifies ASSA that it has exercised an administrative resolution of the Concession, to notify ASSA of its decision to take over the corresponding Concession, otherwise ASSA shall be entitled to exercise all of its rights pursuant to said Insurance Bond, and provided that such forty-five (45) day notice period provided to IFC may be reduced if upon any renewal of such Insurance Bond the Office of the Comptroller General of Panama requires the reduction of the ninety (90) day period awarded to ASSA under said Insurance Bond to notify IDAAN of its decision to take over the Concession, in which case IFC’s notice period shall be equal to half of that awarded to ASSA under the renewed bond;”.
     Section 2.02. Section 3.06(a) and Section 3.06(b) (Repayment) of the Loan Agreement are hereby amended by deleting said sections in their entirety and replacing them with the following:
     “Section 3.06. Repayment. (a) The Borrower shall repay the A Loan on the following dates and in the following amounts:

Date Payment Due	Principal Amount Due

April 15, 2004	$250,000
October 15, 2004	$250,000
April 15, 2005	$290,000
October 15, 2005	$290,000
April 15, 2006	$290,000
October 15, 2006	$290,000
April 15, 2007	$290,000
October 15, 2007	$290,000
April 15, 2008	$324,000
October 15, 2008	$324,000
April 15, 2009	$389,000
October 15, 2009	$389,000
April 15, 2010	$389,000
October 15, 2010	$389,000
April 15, 2011	$389,000
October 15, 2011	$389,000
April 15, 2012	$389,000
October 15, 2012	$389,000

     (b) The Borrower shall repay the B Loan on the following dates and in the following amounts:

Date Payment Due	Principal Amount Due

April 15, 2004	$410,000
October 15, 2004	$410,000
April 15, 2005	$540,000
October 15, 2005	$540,000
April 15, 2006	$810,000
October 15, 2006	$810,000
April 15, 2007	$810,000
October 15, 2007	$810,000
April 15, 2008	$810,000
October 15, 2008	$810,000
April 15, 2009	$810,000
October 15, 2009	$810,000
April 15, 2010	$810,000
October 15, 2010	$810,000
     Section 2.03. Section 4.01(d)(ii) and Section 4.01(d)(iii) (Representations and Warranties) of the Loan Agreement are hereby amended by deleting said sections in their entirety and replacing them with the following:
     “(ii) all Authorizations specified in Sections (1) and (2) of Annex A have been obtained and are in full force and effect; and
     (iii) the Borrower has applied (or is making arrangements to apply) for all Authorizations specified in Section (3) of Annex A, and has no reason to believe that it will not obtain those Authorizations in a timely manner.”
     Section 2.04. Section 6.01(k) (Affirmative Covenants) of the Loan Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:
     “(k) maintain a Total Debt to Equity Ratio of: (i) not more than 1.8 on or before December 31, 2003; (ii) not more than 1.5 on or before December 31, 2004; and (iii) not more than 1.4 at any time after December 31, 2004; and maintain a Long-term Debt Service Coverage of not less than 1.2 at all times;”.

ARTICLE III
Miscellaneous
     Section 3.01. The obligations of the Borrower shall not be deemed to have been novated by the terms of this Amendment. Except as expressly provided herein, no other provision of the Loan Agreement is amended or intended to be amended, and the Loan Agreement (as hereby amended) remains in full force and effect in accordance with its terms. Nothing in this Amendment is or should be construed as a waiver by IFC of any Event of Default, or a waiver or modification by IFC of any other provision of the Loan Agreement, except for the amendments expressly set forth herein. It is further agreed that any reference in the Transaction Documents to the Loan Agreement shall be construed as a reference to the Loan Agreement together with this Amendment.
     Section 3.02. The Borrower hereby restates, as if set out in full herein, and confirms, as of the date hereof, the representations and warranties made by it in Section 4.01 (Representations and Warranties) of the Loan Agreement, as amended by this Amendment.
     Section 3.03. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, United States of America.
     Section 3.04. This Amendment may be executed in several counterparts, each of which is an original, but all of which together constitute one and the same agreement.
     Section 3.05. The parties hereby authorize Morgan & Morgan to protocolize this Amendment into a public deed and to register the same in the public registry of Panama.
[This space is left intentionally blank.]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be signed in their respective names as of the date first above written.

AGUAS DE PANAMA S.A.

By: Name:	/s/ Grahame Sweetsur Grahame Sweetsur
Title:	Director

INTERNATIONAL FINANCE CORPORATION

By: Name:	/s/ Usha Rao-Monari Usha Rao-Monari
Title:	Manager
Biwater Plc consents and agrees to the foregoing Amendment Agreement No. 2 to Loan Agreement Dated April 11, 2003 and confirms that on and after the date of this Amendment Agreement No. 2 to Loan Agreement Dated April 11, 2003, all references to “the Loan Agreement” in any of the Transaction Documents to which it is a party (including, without limitation, the Guarantee and Share Retention Agreement dated as of April 11, 2003) shall be deemed to refer to the original Loan Agreement as amended by Amendment and Waiver Agreement No. 1 to Loan Agreement Dated April 11, 2003 dated June 27, 2003 and as further amended by this Amendment Agreement No. 2 to Loan Agreement Dated April 11, 2003 dated as of October 28, 2003.

BIWATER PLC

By : Name:	/s/ David Lawrence Magor David Lawrence Magor
Title:	Director

District of Columbia) ss:
I, Alexandra C. Aguiar, the undersigned Notary Public acknowledge that Usha Rao-Monari, to me known and known by me to be Manager, Infrastructure Department of International Finance Corporation, executed the foregoing document in the name and on behalf of International Finance Corporation and acknowledged the signing thereof to be her voluntary act and deed.
Washington, D.C. this 28 day of October, 2003.

/s/ Alexander C. Aguiar Alexander C. Aguiar
My commission expires July 31, 2007
I, Sarah Elizabeth Thomas, Notary Public, confirm this document has been signed by Grahame Sweetsur, known to me and who is a director of Aguas de Panama S.A., and by David Lawrence Magor, known to me and who is a director of Biwater Plc.

Sarah Elizabeth Thomas Notary Public Dorking Surrey, England
/s/ Sara E. Thomas	[SEAL]

APOSTILLE
(Hague Convention of 5 October 1961/Convention de La Haye du 5 octobre 1961)
UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
1.	Country: United Kingdom of Great Britain and Northern Ireland
Pays: Royaume-Uni de Grande-Bretagne et d’Irlande du Nord
This public document / Le present acte public

2.	Has been signed by a ete signe par	S E Thomas

3.	Acting in the capacity of	Notary Public
agissant en qualite de

4.	Bears the seal/stamp of	The Said Notary Public
est revetu du sceau/timbre de

Certified/Atteste
5.	at Londonta Londres	6. the/le 29 October 2003
7.	by Her Majesty’s Principal Secretary of State for Foreign and Commonwealth Affairs / par le Secretaire d’Etat Principal de Sa Majeste aux Affaires Etrangeres et du Commonwealth.

8.	Number/sous No	G278293

9.	Stamp		10. Signature:	J. Ireland
	timbre:			/s/ J. Ireland
[SEAL]
For the Secretary of State — Poure le Secretary d’Fdat
If this document is to be used in a country which a not party to the Hague Convention of 5 October
1961, it should be presented to the consular section of the mission representing that country

[SEAL]
APOSTILLE
(Convention de La Haye du 5 octobre 1961)
1.	District of Columbia United States of America

2.	This public document has been signed by Alexandra Aguiar

3.	acting in the capacity of Notary Public in and for the District of Columbia

4.	bears the seal/stamp of Alexandra Aguiar, Notary Public, D.C.
CERTIFIED
5.	at Washington, D.C.

6.	the 12th day of November 2003

7.	by Secretary of the District of Columbia

8.	No. 117478

9.	Seal/Stamp
[SEAL]
10. Signature
/s/ Sherryl H. Newman
SHERRYL H. NEWMAN